Exhibit 24.02

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   A. Gary Ames
                                   A. Gary Ames





                                                        Exhibit 24.03

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Cecil D. Andrus
                                   Cecil D. Andrus





                                                        Exhibit 24.04

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   John B. Carley
                                   John B. Carley




                                                        Exhibit 24.05

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Paul I. Corddry
                                   Paul I. Corddry




                                                        Exhibit 24.06

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   John B. Fery
                                   John B. Fery





                                                        Exhibit 24.06

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   John B. Fery
                                   John B. Fery



                                                        Exhibit 24.07

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Clark A. Johnson
                                   Clark A. Johnson





                                                        Exhibit 24.08

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Charles D. Lein
                                   Charles D. Lein




                                                        Exhibit 24.10

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 20, 1995
                                   Gary G. Michael
                                   Gary G. Michael





                                                        Exhibit 24.12

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                ________________________
                                   J. B. Scott




                                                        Exhibit 24.13

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Will M. Storey
                                   Will M. Storey


                                                        Exhibit 24.14

                      POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Gary G. Michael, Thomas R. Saldin and A. Craig Olson, each with full power to act without the others as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Albertson's, Inc. as Registrant, to register additional plan interests and shares to be issued in connection with the Albertson's Employees' Tax Deferred Savings Plan and Trust and to be filed under the Securities Act of 1933, as amended, and any and all amendments thereto and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission and such other state and federal government commissions and agencies as may be necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his substitute or substitutes, lawfully do or cause to be done by virtue hereof.



September 5, 1995
                                   Steven D. Symms
                                   Steven D. Symms